                                                                   EXHIBIT 10.27

               [*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                     SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
                     HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                        REDACTED

                             DEVELOPMENT AGREEMENT

     This Agreement is made and entered into as of this 25th day of September, 1991 by and between Ailicec International Enterprises Ltd., a Hong Kong corporation with offices at Rm. 503 5/F, Tower B, Hung Hom Commercial Centre, 37-39 Ma Tau Wai Road, Hung Hom, Kowloon, Hong Kong ("AILICEC") and JetFax, Inc., a Delaware corporation with offices at 978 Hamilton Court, Menlo Park, California 94025 ("JETFAX").

                                    RECITALS
                                    --------

     WHEREAS, JETFAX is engaged in the development of a certain plain paper facsimile product for AILICEC;

     WHEREAS, AILICEC is engaged in the manufacture of facsimile products, and

     WHEREAS, AILICEC and JETFAX have agreed that JETFAX will develop the plain paper facsimile product to be owned and manufactured by Ailicec as specified below;

     NOW, THEREFORE, in consideration of the mutual promises and undertakings set forth herein, AILICEC and JETFAX agree as follows:

     1.   Product.
          -------

     As used in this Agreement, the term "Product" shall mean the plain paper facsimile machine designed and manufactured in accordance with the specifications set forth in Exhibit A-1 annexed hereto, as may subsequently be modified by mutual written agreement between the parties (the "Specifications").

     2.   Development and Ownership of the Product.
          ----------------------------------------

     (a) JETFAX shall develop the Product in accordance with this Agreement, including without limitation, the Specifications, and shall accomplish the various milestones described in Section 3 by the respective dates set forth therein. AILICEC may provide JETFAX with requests for Specific Product requirements and/or modifications beyond those established in Exhibit A-1, and in response JETFAX shall, within a reasonable time, provide AILICEC with a good faith quotation and revised schedule within which such modifications may be implemented.

     In its discretion, AILICEC may accept or reject such quotation and revised schedule. Upon

AILICEC'S written acceptance thereof, if any, such quotation and revised schedule shall be incorporated into this Agreement.

     (b)  All of the following shall be the exclusive property AILICEC:

          (i) All results of the work of JETFAX in developing the Product, including without limitation all tangible materials such as the drawings, designs, prototypes, plans, work papers, schematic diagrams, circuit board layouts, and related documentation; specifically excluding all software source code as described in Section 4 below;

          (ii) All patent rights, mask work rights and trade secrets in and to the Product hardware, specifically including all inventions, discoveries, ideas, technology, processes, formulas, production methods, techniques, concepts and embodied or incorporated in the Product hardware; and

          (iii) Copies of all tangible materials containing or embodying any of the foregoing.

     Items (i) through (iii) above shall collectively be the "AILICEC Property." JETFAX hereby assigns to AILICEC all rights and title to the AILICEC Property as they are generated by JETFAX. JETFAX hereby irrevocably sells, transfers and assigns any and all rights that it may have in the AILICEC Property to AILICEC. Upon the request of AILICEC, JETFAX shall execute any and all documents or instruments, and take all other actions, necessary or convenient to evidence, perfect or confirm AILICEC'S exclusive ownership of the AILICEC Property.

     (c) JETFAX shall not manufacture or sell the Product, directly or indirectly, through any related or unrelated third party, or authorize others to manufacture or sell the Product, without the prior written consent of AILICEC's board of directors.

     3.   Development Milestones and Payments.
          -----------------------------------

     (a)  JETFAX shall develop the Product with reference to the Telstar II
Schedule in Exhibit A-2 and in accordance with the schedule set forth below, and AILICEC shall pay JETFAX the following amounts upon the parties' execution of this Agreement and upon JETFAX's completion of each of the following specific development milestones. The milestones referred to below will be achieved on the date indicated and it is AILICEC's sole responsibility to be at hand or have a representative present at JETFAX's office if necessary on such dates to determine the validity of the milestone being reached:

               [*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                     SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
                     HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                    Development Milestone/               Development Work
Milestone Date        Tasks Accomplished     Payment   Materials Delivered
--------------      ----------------------   -------   -------------------


[*]

               [*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                     SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
                     HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

    (b) In the event that the milestone under sections 3(a)(4) or 3(a)(5)is not completed on the specified Milestone Date set forth ; above, the payment to be paid on such Milestone Date shall be reduced by [*] for every one day of delay. In addition to these reductions, JETFAX shall be obligated to reimburse AILICEC for all costs and expenses incurred by AILICEC arising out of or resulting from JETFAX's delay in meeting any development milestone set forth above. JETFAX shall make such reimbursement within thirty (30) days of AILICEC's submission to JETFAX of a reasonably determined statement of such costs and expenses. Any reduction in the development payments shall not affect JETFAX's obligations to continue performance under subsection (a) herein.

    (c) Except as expressly stated otherwise in this Agreement and in Sections 3(d) and 6, JETFAX shall bear all of the engineering costs in developing the Product, including without limitation all industrial design, plastic enclosure design, scanner and document feeder design, and related tasks; all electronic hardware and software design and programming; all required prototypes of the electronics hardware to meet the milestones described in Section 3(a) above; and all costs associated with writing and documenting the user and service manuals in English.

    (d) Except as expressly stated otherwise in this Agreement and in Sections 3(c) and 6, AILICEC shall bear all of the costs of all models, prototypes and/or test fixtures of the document feeders, laser engines and any other mechanical components included in the Product; all plastic, metal or other tooling costs to build either prototypes or production units; all in-circuit testers and other test equipment and fixtures needed for production; all costs associated with any shipping carton designs and materials; all printing costs for manuals, control panels, and logos. These costs will be reimbursed by AILICEC only if JETFAX obtains the prior written approval of AILICEC. AILICEC may, in its discretion and by subsequent written agreement with JETFAX, agree to reimburse JETFAX for certain additional costs associated with development of the Product.

    (e) JETFAX shall send AILICEC, with a copy to Ailicec California Corporation ("ACC"), a California corporation and an affiliate of AILICEC, a development progress report by facsimile transmission by Monday of each week. This report shall be prepared and approved by Rudy Prince or Lon Radin and shall give the status of the development and an evaluation of whether JETFAX is able to meet the development milestone deadlines set forth in subsection (a) herein.

4.  Delivery of AILICEC Property; Software.
    --------------------------------------

    (a) JETFAX shall physically deliver all tangible materials in JETFAX's possession in relation to the Product pursuant to Section 3(a) and all AILICEC Property to AILICEC at any location designated by AILICEC and pursuant to instructions given by AILICEC. The parties agree that beyond the final development payment pursuant to Section 3(a)(5) above, JETFAX shall continue the development in good faith until the Specifications are complied with in all respects or as modified and agreed upon between the parties; and all final and necessary documents are provided to AILICEC.

    (b) The parties acknowledge that AILICEC shall have all rights, title and interest of any kind, nature or description in the source code for software incorporated in all the standard features of the Product as described in Exhibit A-1 attached hereto ("Standard Feature Source Code"), and JETFAX hereby assigns to AILICEC full title and interest in the worldwide rights to the Standard Feature Source Code, including all applicable copyrights and trade secret rights. As the owner of the Standard Feature Source Code, AILICEC shall have the unrestricted rights, without further obligation to compensate JETFAX, (1) to reproduce and use the Standard Feature Source Code in the manufacture, distribution, marketing and sale of the Product,
(2) to reproduce, decompile, debug, analyze, modify, and/or upgrade the Standard Feature Source Code to the extent necessary to ensure proper operation of the Product in compliance with the Specifications, to address defects therein, and/or to enhance the Product with additional features. Upon request JETFAX shall assist AILICEC in correcting any errors or malfunctions in the Standard Feature Source Code that may arise in connection with the use or operation of the Product.

    (c) The parties acknowledge that JETFAX shall retain full title to and ownership of the source code for the software incorporated in the optional features of the Product as described in Exhibit A-1 attached hereto ("Options Source Code"), including all applicable copyrights and trade secret rights. JETFAX hereby grants a perpetual, nonexclusive, worldwide royalty-free license to AILICEC to use the Options Source Code (1) to reproduce and use the Options Source Code in the manufacture, distribution, marketing and sale of the Product,
(2) to reproduce, decompile, debug, analyze, modify, upgrade and/or reverse engineer the Options Source Code to the extent necessary to ensure proper operation of the Product in compliance with the Specifications, to address defects therein, and/or to enhance the Product with additional features, all without further obligation to compensate JETFAX. Upon request and at JETFAX's own expense, JETFAX shall assist AILICEC in correcting any errors or malfunctions in the Options Source Code that may arise in connection with the use or operation of the Product.

    (d) Concurrent with AILICEC's receipt of the final version of the Product pursuant to Section 3(a)(6) JETFAX shall provide AILICEC with the Standard Feature Source Code and the object code version of the Options Source Code on a floppy disk and in printed text form. AILICEC agrees that such Standard Feature Source Code and object code version of the Options Source Code shall be held in the strictest confidence for use only by employees or agents of AILICEC. In the event of the bankruptcy or insolvency of JETFAX, the parties acknowledge that AILICEC may have the option to purchase JETFAX's ownership right of the Options Source Code.

    (e) AILICEC shall not use the Standard Feature Source Code to develop any new product related or unrelated to the Product for a period of two (2) years beginning on the date that AILICEC commences manufacturing the Product. Thereafter, AILICEC may develop any new product provided it first offers to JETFAX the opportunity to develop such new product jointly with AILICEC. JETFAX shall not use the technology provided to AILICEC under this Agreement to develop
(i) any products which are competitive with and substantially equivalent to the Product for a period of one (1) year beginning on the date that AILICEC commences manufacturing the Product, thereafter, JETFAX may use the technology to develop any new product provided it first offers to AILICEC the opportunity to jointly develop such new product. AILICEC agrees not to sell, assign or otherwise transfer the Standard Feature Source Code during the term hereof and for a period of five (5) years beginning on the date that AILICEC commences manufacturing the Product. JETFAX agrees not to sell, assign or otherwise transfer the Options Source Code during the term hereof and for a period of two
(2) years beginning on the date that AILICEC commences manufacturing the Product.

    5.    Training and Documentation.
          --------------------------

    If requested by AILICEC, JETFAX shall provide training-in the manufacturing, operation, installation and maintenance of the Product to not less than three
(3) employees designated by AILICEC, at no charge to

AILICEC at a location in the United States designated by JETFAX and reasonably acceptable to AILICEC. AILICEC shall bear reasonable costs for travel, lodging and other reasonable expenses related to such training. The training shall be in such depth that AILICEC personnel so trained will be able to train other personnel to make, use, install and maintain the Product. JETFAX shall also furnish such trainees, at no charge to AILICEC, with copies of all manuals, schematic diagrams, blueprints and all other material required for the manufacture of and training concerning the Product.

    6.    Regulatory Approvals.
          --------------------

    Upon AILICEC's final development payment pursuant to Section 3(a)5 above, the parties shall use their best efforts and cooperate, using both parties' names as applicant, to obtain necessary regulatory approvals for the unlimited commercial manufacture, sale and use of the Product, including without limitation an Underwriters Laboratories Listing; Federal Communications Commission certification under applicable requirements as appearing in 47 C.F.R.
Section 15.801 et seq., Part 15, subpart J, as a Class A computing device, and in 47 C.F.R. Section 15.801, Part 68; Canadian Department of Commerce certifications for telecommunication equipment and/or a Canadian Standards Association Listing for Safety compliance. The out-of-pocket costs of obtaining such approvals, including the costs of hiring consultants and all necessary registration fees, shall be shared equally between the parties; provided, however, that the parties shall agree in advance prior to incurring any such out-of-pocket costs.

    7.    Warranty by JETFAX.
          ------------------

    (a) JETFAX hereby warrants to AILICEC that the Product shall be free from defects in design, and Products properly manufactured from such design shall be suitable for commercial use and shall be compatible with any widely distributed fax machine which conforms to applicable CCITT (Coordinating Committee on International Telephone and Telegraph) fax transmission protocols in effect as of the date of final delivery of the Product pursuant to Sections 3(a)(5) and 3(a)(b).

    (b) THE ABOVE WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL JETFAX BE LIABLE FOR SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF JETFAX IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT.

    8.    Nondisclosure.
          -------------

    Neither party shall, at any time during the term of this Agreement, disclose to any third person the terms and conditions of this Agreement except (i) with the prior written consent of the other party, which consent shall not be unreasonably withheld where such disclosure is necessary to the business operations of the party requesting disclosure, or (ii) by reason of legal compulsion in any legal proceeding or pursuant to applicable, laws.

    9.    Indemnification.
          ---------------

    (a) AILICEC shall defend, indemnify and hold JETFAX harmless from and against any and all damage, liability, cost, or expenses (including without limitation reasonable attorney's fees and related costs), whether or not litigation is instituted, incurred by JETFAX based upon or in connection with a willful and material breach by AILICEC of any or all of its covenants in this Agreement.

    (b) JETFAX shall defend, indemnify and hold AILICEC harmless from and against any and all damage, liability, cost, or expenses (including without limitation reasonable attorney's fees and related costs), whether or not litigation is instituted, incurred by AILICEC based upon or in connection with a willful and material breach by JETFAX of any or all of its covenants in this Agreement.

    (c) JETFAX shall defend, indemnify and hold AILICEC harmless from and against any claims of patent, copyright, trade secrets and mask works infringement worldwide. In such event that a third party claims infringement of patents, trade secrets, copyrights, mark works rights with respect to AILICEC's use of, sale, licensing or other exploitation of the AILICEC Property, or any impending claim comes to the attention of AILICEC, it shall immediately inform JETFAX in writing, stating the full facts of the infringement known to it. AILICEC agrees to cooperate fully with JETFAX at the expense of JETFAX if JETFAX requires assistance defending against such claims.

    10.   Term of Agreement.
          -----------------

    The term of this Agreement shall commence on the date first written above and shall expire when all of the following is completed: (i) the final development payment is made pursuant to Section 3 (a) (5); (ii) demonstration by JETFAX that the final working prototype of Product functions properly in compliance with all the Specifications set forth in Exhibit A-1 pursuant to section 3(a)(6); and (iii) all of JETFAX's work materials in relation to the development of the Product, the AILICEC Property, the Standard Feature Source Code and the optional features object code pursuant to Section 2(a), 3(a) and 4(d) have been received by AILICEC.

    11.   Termination.
          -----------

    (a) Notwithstanding Section 10, either party may terminate this Agreement prior to its expiration by written notice to the other party, if the other party has materially breached any provision hereof and failed to cure such breach within thirty (30) days after receipt of written notice from the terminating party describing the breach in reasonable detail.

    (b) Notwithstanding Sections 10 and 13, AILICEC may (i) cause l no further payments to be made to JETFAX pursuant to paragraph 2(f) of the Series E Stock Purchase Agreement entered into by JETFAX and ACC on August 18 , 1991 and (ii) make no further payments pursuant to Section 3 of this Agreement by delivering written notice of termination to JETFAX, if JETFAX fails to meet its obligations for thirty (30) days after the date of the milestone deadlines set forth in subsection (3), (4) and (5) of Section 3(a) above.

    (c)  If JetFax's failure to perform under Section 3(a) continues for thirty
(30) days after the date of any milestone deadline thereunder, JETFAX shall be deemed to be in material breach of this Agreement, and AILICEC may terminate this Agreement forthwith. JETFAX shall deliver to AILICEC all work materials generated by JETFAX up to the date of such early termination. JETFAX shall be further obligated to reimburse AILICEC for all costs and expenses incurred by AILICEC arising out of or resulting from JETFAX's failure to perform under
Section 3(a) up to a maximum of $200,000 and for all prior development payments received from AILICEC within one year after receiving notice from AILICEC of such termination of this Agreement.

    (d) Any termination of this Agreement in whole or part pursuant to this Section shall not preclude resort by the terminating party to any other remedies available to it.

    12.   Confidentiality.
          ---------------

    (a) For the purposes of this Agreement, "Confidential Information" means any information provided by a party to the other party in confidence during the term of this Agreement. Information shall be presumed to be provided in confidence if it is disclosed in writing, or, if disclosed orally, it is identified as "confidential" at the time of disclosure and promptly confirmed in writing to be confidential.

    (b) Neither party shall disclose any Confidential Information of the other party to any third party, or to any of its employees except for persons who require access to such Confidential Information to accomplish the intended purposes of this Agreement. Both parties shall take the same precautions to protect the confidentiality of the other party's Confidential Information that they take with respect to their own valuable, confidential and proprietary information of like importance, including without limitation having all persons who are permitted access to such Confidential Information execute agreements requiring them not to disclose the Confidential Information. Neither party shall use Confidential Information disclosed by the other party for any purpose other than the purposes for which that Confidential Information was disclosed.

    (c) The obligations set forth in clause (b) above shall not apply to any particular portion of any Confidential Information that: (i) the disclosing party authorized the recipient party in writing to disclose or copy; (ii) is or becomes publicly available through no act or omission of the recipient party; or
(iii) came or comes into the possession of the recipient party without restriction and through a source that has not breached any confidential relationship with the disclosing party. Confidential Information shall not be deemed to be "publicly available" if only generally described in the public domain or if only portions of the Confidential Information are found in several sources in the public domain, even if all such sources, when compiled together, specifically describe such Confidential Information.

    (d) For the purpose of this Agreement, all information included in the AILICEC Property and work materials generated by JETFAX pursuant to this Agreement shall be deemed Confidential Information.

    13.   Survival of Obligations.
          -----------------------

    Notwithstanding anything to the contrary in this Agreement, the expiration or early termination of this Agreement shall not release either JETFAX or AILICEC from their respective obligations under Sections 2, 4, 7, 9, 12 and 23 hereof, and such Sections shall survive such expiration or termination and remain in effect. Similarly, such expiration or termination shall not release a party from any liability which has already accrued to the other party as of the date of expiration or termination.

    14.   Assignment.
          ----------

    Neither party may assign any rights or delegate any duties under this Agreement without the other party's prior written consent, and any attempt to do so without such consent shall be void.

    15.   Notices.
          -------

    Except as otherwise provided herein, all notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient only if dispatched by certified or registered mail, postage prepaid, confirmed facsimile transmission or personal delivery, addressed to the party to be notified at its address first above written, or such other address as such party may designate in writing to the other party hereto. In the case of a notice sent by certified or registered mail, such notice shall be deemed to have been given ten (10) days after dispatch of the same. In the case of a notice sent by confirmed facsimile transmission or personal delivery, such notice shall be deemed to have been given upon receipt of same.

    16.   Severability.
          ------------

    Any provision or term of this Agreement which is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, unenforceable only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable any provision hereof in any other jurisdiction. To the extent permitted by applicable law, JETFAX and AILICEC hereby waive any provision of law which prohibits or render unenforceable in any respect any provision hereof.

    17.   Counterparts.
          ------------

    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement may be completed by execution and delivery of original, signed copies hereof, or by facsimile transmission of executed copies hereof, each of which shall constitute an original and enforceable counterpart.

    18.   Applicable Law.
          --------------

    This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of law provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods.

    19.   Entire Agreement.
          ----------------

    This Agreement is the final, complete and exclusive agreement between JETFAX and AILICEC with respect to the subject matter hereof. the parties hereto shall not be bound by any prior or collateral statement, warranties, representations, agreement, arrangements of course of dealing between them affecting the subject matter hereof, and each party hereby represents and warrants to the other that in entering into this Agreement it has not relied and is not relying on any such statements, warranties, representations, agreements or course of dealings.

    20.   Effect of Headings.
          ------------------

    The headings to the paragraphs of this Agreement are for convenience of reference only, they do not form a part of this Agreement and shall not in any way affect the interpretation hereof.

    21.   Force Majeure.  Neither party shall be responsible for any failure to
          -------------
perform its obligations hereunder (except for obligations to make any payments when due) due to any cause or event beyond such party's reasonable control, including without limitation acts of God, war, civil commotion, riots, embargoes, domestic or foreign governmental laws or acts, regulations or orders, fires, floods, earthquakes, accidents, machinery malfunctions, quarantines, strikes, lockouts or other labor difficulties. The affected party shall give the other party prompt notice of such cause or event and in no case any later than seven (7) days after such cause or event. The notice shall describe the nature of the cause or event, including an estimation of its expected duration and probable impact on the ultimate performance of the affected party's obligations hereunder. Each party shall exercise all reasonable efforts to mitigate or limit damages to the other party resulting from the nonperformance.

    22.   Compliance with Laws.
          --------------------

    The parties shall comply with, at their own expense, all laws, ordinances, rules, regulations and other requirements of all governments or agencies of domestic or foreign jurisdictions relating to their respective obligations and rights hereunder. The parties agree that the Product and each of their respective obligations and rights hereunder may be subject to the Export Administration Regulations of the U.S. Department of Commerce, as may be amended from time to time, and agree to comply therewith, and the parties further agree to comply with the requirements of the U.S. Foreign Corrupt Practices Act and not to make any payments to third parties which would cause either party to violate such Act.

    23.   Attorney's Fees.  The prevailing party in any action or proceeding to
          ---------------
enforce the terms of this Agreement shall be entitled to reimbursement by the other party for all costs (including the reasonable fees, costs and expenses of attorneys and other professionals) incurred in connection with such action or proceeding.

    24.   Independent Contractors.  No provision of this Agreement shall be
          -----------------------
construed to constitute either party as the agent, servant, employee, partner, or joint venturer of the other party. The parties to this Agreement are and shall remain independent contractors. Each party shall retain exclusive management, direction, and control of its employees and the work to be performed by it hereunder.

    IN WITNESS WHEREOF, the parties have executed or have caused this Agreement to be executed by their duly authorized representatives, as of the day and year first above written. Agreed to as of this 25th day of September 1991 by and between:


Ailcec International                JetFax, Inc.
Enterprises Ltd.

By: /s/ Chung Chiu                  By: /s/ Edward R. Prince III
    --------------                          ------------------------

Title: CHAIRMAN                     Title:  PRESIDENT

Date: September 26, 1991            Date: September 25, 1991

               [*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                     SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
                     HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  EXHIBIT A-1

                             PRODUCT SPECIFICATION


[*]



STANDARD FEATURES
-----------------

[*]

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                     SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
                     HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
[*]



OPTIONAL FEATURES
------------------

[*]

               [*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
                     SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
                     HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  EXHIBIT A-2

                      Telstar II Schedule - July 15, 1991
                      -----------------------------------


             Jul     Aug     Sep     Oct     Nov     Dec     Jan     Feb     Mar
--------------------------------------------------------------------------------


[*]

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                     SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT
                     HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

  Jul      Aug      Sep      Oct      Nov      Dec      Jan       Feb      Mar
--------------------------------------------------------------------------------

  [*]

                              AMENDMENT AGREEMENT

     THIS AMENDMENT AGREEMENT is made as of February 12, 1997, by and between JetFax, Inc., a Delaware corporation with its principal place of business at 1376 Willow Road, Menlo Park, CA 94025 ("JetFax"), and Ailicec International Enterprises Limited, a Hong Kong corporation with its principal place of business at Unit C, 2/F., Kaiser Estate, Phase 1, 41 Man Yue Street, Hunghom, Kowloon, H.K. ("Ailicec").

     WHEREAS, JetFax and Ailicec are parties to a Development Agreement dated as of September 25, 1991 (the "Development Agreement");

     WHEREAS, JetFax and Ailicec are parties to a Manufacturing Agreement dated as of October 21, 1991 (the "Manufacturing Agreement") and a related Security Agreement dated as of October 1991 (the "Security Agreement"); and

     WHEREAS, in order, among other things, to clarify their relationship and induce JetFax to raise capital in the public market, Ailicec and JetFax desire to amend the Development Agreement as set forth below and to terminate the Manufacturing Agreement and the Security Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Development Agreement, the Manufacturing Agreement or the Security Agreement.

           2. Section 2 of the Development Agreement is hereby amended by adding the following new Section 2(d) at the end thereof:

           (d) Notwithstanding anything in this Agreement to the contrary, Ailicec hereby grants to JetFax, and JetFax hereby accepts, a non-exclusive, perpetual, fully paid, royalty free, transferable, worldwide right and license, with the right to sublicense, under all of its intellectual property rights, to do any and all of the following: use, modify, prepare derivative works of, include in other product material, copy and reproduce, make and have made, publicly display, publicly perform, license, support, maintain, market, sell and otherwise distribute and otherwise commercialize the Ailicec Property, the Product, the Standard Feature Source Code and any technology, proprietary rights and know-how related thereto and any derivative works thereof. In the event of any conflict between the terms of this Section 2(d) and any other provisions of this Agreement, the terms of this Section 2(d) shall control.

          3. The third and fifth sentences of Section 4(e) of the Development Agreement are hereby amended by deleting the text thereof in their entirety.

          4.  Text intentionally omitted.

          5. The term "Agreement" as used in the Development Agreement shall for all purposes refer to the Development Agreement as amended by this Amendment Agreement.

          6. The Manufacturing Agreement and the Security Agreement are hereby terminated and neither of such agreements shall have any further force or effect.

          7. This Amendment Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          8. This Amendment Agreement shall become effective only upon the closing of a public offering by the Company of any of its equity securities sufficient to cause the conversion of the Company's Series E Preferred Stock into Common Stock.

                [balance of this page intentionally left blank]

                                                           [Amendment Agreement]

           IN WITNESS WHEREOF, the parties have duly signed this Amendment Agreement as of the day and year first written above.


JETFAX, INC.                        AILICEC INTERNATIONAL
                                    ENTERPRISES LIMITED



By:  /s/Edward R. Prince III        By: /s/Chung Chiu
     -----------------------            ----------------
     Edward R. Prince III               Chung Chiu
     President                          Title: Managing Director